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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) June 29, 2000

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        2-20910                                    36-2099896
(Commission File Number)              (I.R.S. Employer Identification No.)

8600 WEST BRYN MAWR AVENUE, CHICAGO, ILLINOIS             60631-3505
  (Address of Principal Executive Offices)                (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4. Changes in Registrant's Certifying Accountant.

On June 29, 2000, TruServ Corporation engaged PricewaterhouseCoopers as its new independent accountant. The decision to appoint PricewaterhouseCoopers was recommended by the Registrant's Audit and Finance Committee and approved by the Board of Directors.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRUSERV CORPORATION
                                      (Registrant)

Date: June 29, 2000                  By /s/ Leonard G. Kuhr
                                     ---------------------------
                                     Name:  Leonard G. Kuhr
                                     Title: Senior Vice President and
                                              Chief Financial Officer